UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed  by  the  Registrant     [X]
Filed by a Party other than the Registrant   [ ]

Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant to Sec.240.14a-11( c ) or Sec.240.14a-12


                        Inform Worldwide Holdings, Inc.
                        -------------------------------
                (Name of Registrant as Specified In Its Charter)

                        _______________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     2)   Aggregate  number  of  securities  to  which  transaction  applies:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how It was determined):
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     4).  Proposed  maximum  aggregate  value  of  transaction:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     5)   Total  fee  paid:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

[ ]     Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     2)   Form  Schedule  or  Registration  Statement  No:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     3)   Filing  Party:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

     4)   Date  Filed:
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                         INFORM WORLDWIDE HOLDINGS, INC.
                        10333 E. Dry Creek Road Suite 270
                               Englewood, CO 80112

To  our  Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Inform Worldwide Holdings, Inc. (the "Company"). The Annual Meeting will be held on Tuesday, November 13, 2001, at 10:00 am at our office, located at 10333 E Dry Creek Road, Suite 270, Englewood, Colorado 80112.

     The actions for your vote at the Annual Meeting are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for fiscal year ended June 30, 2001. We encourage you to read the information enclosed.

     Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed envelope. We look forward to seeing you at the Annual Meeting.


Sincerely,



---------------------------------------------
Larry  G.  Arnold
Chairman of the Board and Chief Executive Officer
October 2, 2001

                         INFORM WORLDWIDE HOLDINGS, INC.
                        10333 E Dry Creek Road, Suite 270
                               Englewood, CO 80112


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held November 13, 2001


To  our  Stockholders:


     You are cordially invited to attend the Annual Meeting of Stockholders of Inform Worldwide Holdings, Inc. (the Company). The Annual Meeting will be held Tuesday, November 13, 2001, at 10:00 am at our office, located at 10333 E Dry Creek Road, Suite 270, Englewood, Colorado (Phone: 303-662-0900). The meeting will convene at 10:00 AM Mountain Standard Time for the following purposes:

     1.   For  the  election  of  three  directors.
     2.   To  increase  the  authorized  number  of  Class  A  common  stock.
     3. To amend the Articles of Incorporation regarding liability of Directors and indemnification of Directors and others.
     4. For the transaction of such other business as may properly come before this meeting.

     Stockholders of record at the close of business on October 1, 2001 are entitled to vote at the meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING.


By Order of the Board of Directors,
October  2,  2001



-------------------------------------
J.D.  Kish,  Secretary

                                 PROXY STATEMENT
             For the Annual Shareholder Meeting on November 13, 2001

                         INFORM WORLDWIDE HOLDINGS, INC.
                        10333 E. Dry Creek Road Suite 270
                            Englewood, Colorado 80112
                                 (303) 662-0900

     The following information is furnished to stockholders of Inform Worldwide Holdings, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Stockholders. The Meeting will be held on November 13, 2001, at 10:00 a.m. local time, at 10333 E Dry Creek Road, Suite 270, Englewood,
Colorado,  and  at  any  adjournment  of  the  Meeting.

VOTING  RIGHTS

     The voting securities of the Company consist of shares of its Class A common stock no par value (the "Common Stock"). Holders of record of the Common Stock at the close of business on October 1, 2001 are entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote in any voting matters. Cumulative voting is not allowed. The number of shares of Common Stock outstanding at the close of business on September 10, 2001 was 17,763,542.

     The holders of record of a majority of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting, but if a quorum is not present, we may adjourn the Meeting from time to time until we obtain a quorum. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issue.

     For each Proposal in this Proxy Statement, the matter will be approved if the votes cast favoring the action exceed the votes cast opposing the action. There are no dissenters' rights of appraisal for matters presented in this Proxy Statement.


PROXY  SOLICITATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     All properly executed proxies will be voted in accordance with the vote marked on the proxy. If no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting. This proxy statement will be transmitted to stockholders on or about October 10, 2001.

     Any person signing the proxy accompanying this Proxy Statement has the power to revoke it either before the meeting at which the matter voted by proxy is acted upon or at the meeting before the vote on the matter. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person. Any written notice of revocation of a proxy must be delivered to the Secretary of the Company, 10333 E. Dry Creek Road, Suite 270 Englewood, CO 80112. However, the mere presence at the Meeting of a stockholder who has executed and delivered a valid proxy will not revoke the proxy.

     We will conduct this proxy solicitation primarily by mail. We will pay the entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies. We will request banks and brokers to solicit their customers who beneficially own the Common Stock listed in the names of nominees and will reimburse the banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, employees of the Company may solicit proxies by telephone, telegraph, cable and personal interview. We do not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

INFORMATION  WITH  RESPECT  TO  DIRECTORS

Name              Age  Position                       Since
-----------       ---  ----------------               -----------

Larry G. Arnold    57  Chairman of the Board & Chief  March 2000
                       Executive Officer

Donald Plekenpol   52  Director                       November 2000

J. D. Kish         47  Director                       November 2000


     Larry G. Arnold has over thirty years of experience in corporate turnarounds and capitalization of four public companies. From 1996 until joining the Company, Mr. Arnold served as Chairman and CEO of Online Power Supply (OTC
BB: OPWR). From 1990 until 1996, Mr. Arnold served as President, CEO and Chairman of the Board for Glitch Master, Inc., a PC power supply manufacturing and distribution company. In 1996, Glitch Master, Inc. merged with OnLine Power Supply, Inc. Mr. Arnold has also served as a Director of Hillsboro State Bank, Hillsboro, Kansas, for the past five years and is presently Vice Chairman of the Board. From February 1989 until July 1990, he served as Vice President, Treasurer and Director of Ryan-Murphy, Inc., a public company. From April 1988 to February 1989, he served as a financial consultant to Postmark Stores of America, Denver, Colorado. From January 1987 to April 1988, he was the President of Discount Converter Supply Company, Colorado Springs, Colorado, a private Colorado corporation, and from May 1985 to November 1986, Mr. Arnold was President of Nova Resources Corporation, Colorado Springs, Colorado, a public corporation. He holds a B.A. degree in Business Administration and has done graduate work at the University of Kansas and University of Colorado, Colorado Springs.

     Donald Plekenpol is currently a business turnaround consultant. He previously served as CEO of VERSIFI Inc., an Internet infrastructure software company based in Newport Beach, California that specializes in building easy-to-use, enterprise Java applications to enable the creation, delivery and management of dynamic web content. Prior to VERSIFI Inc, he served as Vice President and General Manager of Denver operations for Scientific Applications International Corporation ("SAIC"). The Denver SAIC operations include e-Business, management consulting, and ERP Sales and Implementation. Mr. Plekenpol has over twenty-five years experience in the Internet, information technology, networking and telecommunications industries. He served in various executive positions with companies such as Ameritech, UNISYS, IntegrationWare and Webify, Inc. before he joined SAIC. Prior to Ameritech, Mr. Plekenpol worked twenty years with IBM in various North American and global executive marketing positions. He is the author of "Executive Guide to Telecommunications" 1994. Mr. Plekenpol holds a Bachelor of Arts degree from Valparaiso University. He also completed various IBM training programs and graduate work in the area of finance and marketing.

     J.D. Kish has been President of Kish, Leake & Associates, P.C., an Englewood based CPA firm, since 1990, performing both private and SEC audits, tax compliance, and technology consulting. The firm is a member of the American Institute of CPA's, AICPA SEC Practice section, the Colorado Society of CPA's, and is licensed to perform WebTrust(R) engagements. From 1982 to 1990, Mr. Kish provided accounting services as a sole practitioner in Englewood, Colorado. Mr. Kish received his BBA in Accounting from Ohio University in 1976, his CPA certificate in Illinois in 1980, and his MBA in Management Information Systems from Depaul University in Chicago in 1981. Mr. Kish is licensed by the NASD as a registered representative and financial principal.

     During the last fiscal year the following persons served on the Board of Directors, but are no longer Directors: Donald Prosser resigned September 19, 2000; Lawrence Stanley resigned October 6, 2000; Karen Sebastiani resigned October 6, 2000; Alfred Delisle resigned November 14, 2000; Edgar Odenwalder resigned January 31, 2001; Mario Plaza resigned May 8, 2001; and John Herbers resigned May 8, 2001.

DIRECTOR  COMPENSATION

     Directors are compensated $5,000 annually, which, as determined by the Board, may be taken in the form of cash or securities of the Company. Additionally, we reimburse Directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and performing their duties.


BOARD  OF  DIRECTORS  MEETINGS

     During the fiscal year ending June 30, 2001 the Company held nine director meetings. The Company does not have standing audit, nominating, or compensation committees. No incumbent director attended fewer than 75 percent of the total number of meetings.

SECURITY  OWNERSHIP  OF  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth information for the fiscal year ended June 30, 2001, regarding the beneficial ownership of our Common Stock as of September 10, 2001, by (i) each Director of the Company, (ii) each executive officer of the Company, (iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock.

                        Directors and Executive Officers
                        --------------------------------

     Name and Address of Beneficial Owner                 Amount Owned  Percent of Class
     ------------------------------------                 ------------  ----------------
Larry G. Arnold, CEO & Chairman of the Board (1)             7,073,076              39.8%
c/o Inform Worldwide Holdings, Inc.
10333 E. Dry Creek Road #270
Englewood, CO  80112

Donald Plekenpol, Director                                      21,250                 *
c/o Inform Worldwide Holdings, Inc.
10333 E. Dry Creek Road #270
Englewood, CO  80112

J. D. Kish, Director                                            10,000                 *
c/o Inform Worldwide Holdings, Inc.
10333 E. Dry Creek Road #270
Englewood, CO  80112

Edgar P. Odenwalder III, Former President & Director (2)     2,110,931              11.9%
1684 E. Lake Dr.
Littleton, CO  80121

John Herbers, Former Director (3)                               10,000                 *
16473 E. Powell
Centennial, CO 80015


                                        5

Mario Plaza, Former Director (4)                                     0                 *
5333 Golden Willow Drive
Ft. Collins, CO  80528

Donald W. Prosser, Former Director(5)                           72,200                 *
9683 S. Golden Eagle
Highlands Ranch, CO  80126

Alfred Delisle, Former Director (6)                            249,605               1.4%
4525 S. Renellie Dr.
Tampa, FL  33611

Karen Sebastiani, Former Director (7)                           11,760                 *
6025 Eagles Nest Dr.
Colorado Springs, CO  80918

Lawrence Stanley, Former Director (8)                           30,593                 *
5735 Velvet Court
Colorado Springs, CO  80918

Directors and Executive officers as a group (3 persons)      7,104,326                40%


Five Percent Shareholders:
--------------------------

CEDE & CO.                                                   2,385,071              13.4%
55 Water Street
New York, NY  10041

*Less than 1% or no holdings.

Footnotes to Security Ownership Table:

(1)     Includes  1,050,000  shares  that  may  be  acquired under options.  See "Summary
Compensation  Table."  Does  not include 679,062 shares owned by Mr. Arnold's spouse, and
945,000  shares  owned  by  his  adult  children.
(2)     Mr.  Oldenwalder resigned from the Company on January 31, 2001.  Does not include
210,000  shares  in  trust  for  the  benefit  of  his  children.  Under the terms of his separation  agreement,  Mr.  Odenwalder  has  agreed to transfer to the Company 2,106,600 shares  of  common  stock after the Company has removed him from his guarantee of certain
Company  obligations,  including  the  office  lease.
(3)     Mr.  Herbers  resigned  on  May  8,  2001
(4)     Mr.  Plaza  resigned  May  8,  2001.
(5)     Mr.  Prosser  resigned  September  19,  2000.
(6)     Mr.  Delisle  resigned  November  14,  2000.
(7)     Ms.  Sebastiani  resigned  October  6,  2000.
(8)     Mr.  Stanley  resigned  October  6,  2000.

     Beneficial ownership is determined in accordance with the 13d-3 of the Securities Exchange Act of 1934. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of this report, but not included in the table above, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

SUMMARY COMPENSATION TABLE

                                             Annual  Compensation       Awards
                                             --------------------       ------
                                   Fiscal             Bonus/ Other  (#) Securities
                                    Year                 Annual       Underlying
Name and Principal Position        End (3)  Salary    Compensation      Options
---------------------------        -------  ------    ------------      -------
Larry G. Arnold (1)                   2001  $200,000             0               0
CEO & Chairman of the Board
                                      2000  $ 41,667             0       1,050,000
                                      1999         0             0               0

Edgar P. Odenwalder III  (2),         2001  $106,823             0       1,000,000
Former President & Director
                                      2000  $ 12,752             0               0
                                      1999         0             0               0

Footnotes to Compensation Table:
    (1) During fiscal year ended 2001, Mr. Arnold was paid $83,333, and has accrued but unpaid salary of $116,667.
    (2)   Mr.  Odenwalder  resigned  on  January  31,  2001.
    (3) We did not make any payouts pursuant to long-term incentive plans during the specified years. Other than stated in the table, no executive officer received or accrued compensation that exceeded $100,000 during the fiscal year ended June 30, 2001.

STOCK  OPTIONS

     The following table sets forth information on stock options granted to the above named executive officers of the Company during the last completed fiscal year.

                                                        Percent of Total
                                       Number of       Options Granted to
                                      Securities        Employees during       Exercise
                                  Underlying Options     last completed      Of Base Price
Name                                  Granted (#)        fiscal year (1)       ($/share)      Expiration Date
--------------------------------  ------------------  --------------------  ---------------  -----------------
Larry G. Arnold                                    0                   N/A              N/A                N/A

Edgar P.                                1,000,000 (2)                  33%  $          2.97   January 31, 2001
Odenwalder III

Footnotes to Stock Option Table:

     (1) Based on total of 3,185,000 options granted to employees during the last completed fiscal year. A total of 2,180,000 of these options were forfeited upon the resignation by the employee.
     (2)  These  options were forfeited by Mr. Olderwalder upon his resignation.

PRICE  RANGE  OF  THE  COMMON  STOCK

     The Class A Common Stock is quoted on the NASDAQ Over-The-Counter Bulletin Board under the symbol IWWH. The Common Stock began trading on July 15, 1999 under the symbol ANYI, and the trading symbol changed to IWWH on November 17, 2000.

     As of September 10, 2001, there were 401 record holders of the Company's outstanding Common Stock. We believe there are also approximately 1,000 shareholders who hold their stock at brokerage houses in street or nominee name.

     The following table sets forth the quarterly high and low sale prices of the Company's Common Stock in each of the last six calendar quarters through the fiscal year end June 30, 2001, as reported by Over the Counter Bulletin Board quotation system ("OTC BB").

                                      High Sales Price   Low Sales Price
                                      -----------------  ---------------
Fiscal 1999/2000
----------------
    Quarter Ended March 30, 2000      $           10.06  $           2.13
    Quarter Ended June 30, 2000       $            5.50  $           2.44

Fiscal 2000/2001
----------------
    Quarter Ended September 30, 2000  $            4.13  $           2.13
    Quarter Ended December 31, 2000   $            3.66  $           0.69
    Quarter Ended March 31, 2001      $            0.50  $           0.26
    Quarter Ended June 30, 2001       $            0.55  $           0.26


     The average share price as reported in the OTC BB for the last thirty days is approximately $0.30. The share price closed at $0.24 bid and $0.35 ask on September 7, 2001

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the Securities and Exchange Commission and the Company. Based solely upon a review of (i) Forms 3 and 4 furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended June 30, 2001 and (ii) Forms 5 and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended June 30, 2001, we do not believe that any Reporting Persons were delinquent with respect to such person's reporting obligations set forth in
Section  16(a)  of  the  Exchange  Act.

RELATIONSHIP  WITH  INDEPENDENT  PUBLIC  ACCOUNTANTS

     We retained the firm of Ehrhardt Keefe Steiner & Hottman PC as independent public accountants for the fiscal year ended June 30, 2001. Representatives of EKS&H are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

     The total fees billed by EKS&H for professional services rendered for our audit for the fiscal year ended June 30, 2001, and for the reviews of the financial statements included in our Forms 10-QSB for that fiscal year was approximately $25,000. The total fees billed by EKS&H for all other professional services was 0. The Board of Directors considers the provision of services by EKS&H compatible with maintaining their independence.

     The firm of Ronald Chadwick, PC, served as independent public accountants for the fiscal years ended June 30, 1999 and 2000. Subsequent to the fiscal year ended June, 2000, the Board of Directors engaged the larger firm of EKS&H to serve the Company's financial reporting requirements. There was no disagreement between Ronald Chadwick P.C. and the Company on any accounting issues.

CERTAIN  RELATED  TRANSACTIONS

     During the fiscal year ended June 30, 2000 we borrowed approximately $1.789 million from certain shareholders to pay operating expenses, and we issued promissory notes secured by all our available assets. These promissory notes carried interest rates from 10% to 12% per year and were due on demand. The loans included $1.57 million from Mr. Arnold, our CEO and Chairman, and approximately $159,000 from his wife.

     We granted the note holders the option to convert the principal amount of the loans into shares of Common Stock, at any time between June 30, 2001, and January 30, 2002, at a rate of $.25 per share. All the holders of the loans have exercised their option to convert the principal amount of their loans into shares of Common Stock. We converted the accrued interest in the total amount of $236,741 into new promissory notes with interest at 10% per year, due upon demand.

     Since July 1, 2001, we have borrowed $90,000 from Mr. Arnold to pay operating expenses, and we issued promissory notes secured by all our available assets. These promissory notes carry interest rates of 11% per year and are due on demand.

OTHER  MATTERS

     We are not aware of any other matters that may be voted upon at this Annual Meeting. However, if other matters come before the Meeting, each person named in the proxy will vote such proxy in accordance with his judgment on such matters.

FINANCIAL  STATEMENTS  AND  OTHER  INFORMATION

     The Annual Report on Form 10-KSB of the Company for the year ended June 30, 2001, including audited financial statements, is included in the proxy and deemed to be a part of the proxy soliciting material.

STOCKHOLDER  PROPOSALS  FOR  2002  ANNUAL  MEETING

     A stockholder may submit a proposal concerning the Company to be considered by our Board of Directors for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of the Stockholders. In order for any proposal to be considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before June 30, 2002. Stockholder proposals must be submitted to: Inform Worldwide Holdings, Inc., Attn: Shareholder Proposal, 10333 E. Dry Creek Road Suite 270 Englewood, Colorado 80112. A proposal for next years meeting received after June 30, 2002 is considered untimely and will not be included in the meeting.


                                   PROPOSAL 1


                              ELECTION OF DIRECTORS

     We will elect three directors who will hold office until the next following Annual Meeting of Stockholders or until their successors are duly elected and qualified. Shares represented by the accompanying proxy will be voted for the election of the three nominees recommended by the Board of Directors, unless the proxy is marked to withhold authority to vote or marked to vote for one or more alternate candidates. If any of the nominees named below are unable or unwilling to serve as a director (an event which we do not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select. We are not aware of any nominee who will be unable to serve as a director. An affirmative vote of the holders of a majority of the quorum is necessary for the election of directors. Cumulative voting is not permitted by our Articles of Incorporation

DIRECTORS

     The nominees for the three seats on the Board of Directors are Larry G. Arnold, Donald Plekenpol, and J.D. Kish.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED TO SERVE AS DIRECTORS.

                                   PROPOSAL 2

                    INCREASE AUTHORIZED SERIES A COMMON STOCK

     The Board of Directors has approved, subject to approval of the stockholders, an increase in the number of shares of authorized Class A Common Stock (no par value) from 50 million shares to 250 million shares by adopting an amendment (the "Amendment") to the Articles of Incorporation of the Company.

     The purpose of increasing the number of authorized shares of Class A Common Stock is to provide additional authorized stock which may be issued for corporate purposes that the Board of Directors may determine to be desirable including mergers and acquisitions, future financing, stock splits, stock dividends and other distributions, employee benefit plans or for other corporate purposes. We do not have any agreement or commitment at this time to issue additional shares of Common Stock, other than for existing options and employee benefit plans.

     Our principal business plan for the next twelve months is to locate and consummate a business combination or transaction with another entity engaged in a business that generates revenues, in exchange for our securities. We have not identified any particular acquisition target and do not have any agreements regarding a business combination. However, we believe the number of shares of Class A Common Stock currently available for issuance does not provide the Board of Directors needed flexibility for such corporate purposes. In addition, authorization for such additional shares will enable us, as the need may arise, to take timely advantage of market conditions and availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

     Our stockholders have no preemptive rights to subscribe for, or purchase, any additional shares of our Common Stock that may be issued. The issuance of shares of our Common Stock by the Company, other than to existing stockholders on a pro rata basis, would reduce the relative voting power of existing stockholders and dilute their equity interest in the Company. We expect that any future issuance of our Common Stock will be made upon authorization by the Board of Directors, without any further consent or approval of the stockholders, unless otherwise specifically required by applicable law.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.


                                   PROPOSAL 3


        AMEND ARTICLES OF INCORPORATION REGARDING DIRECTOR LIABILITY AND
                     INDEMNIFICATION OF DIRECTORS AND OTHERS


     The Colorado Business Corporation Act permits the Company to indemnify Directors, officers, employees and other agents of the Company, and to limit certain liabilities of Directors. We believe that many corporations have provisions in their articles of incorporation for the protection of the Directors. We propose to include these provisions in the Articles of Incorporation to facilitate the highest level of assurance and awareness of these provisions.

     We believe we must offer such protections as permitted by Colorado law in order to obtain and retain the services of persons with business experience and judgment necessary for the success of the Company. In order to offer such protections, we propose to amend the Articles of Incorporation to provide indemnification to Directors, officers, employees and other agents of the Company.

     The Colorado law permits the Company to indemnify a person if that person conducted himself in good faith and reasonably believed his conduct was not opposed to the best interests of the Company. Our bylaws allow the Company to indemnify Directors and officers when assessed by a Court. The proposed amendment does not require a Court order to provide indemnification, and will clarify that we may advance expenses for indemnification as permitted by the Colorado laws. In addition, the requirement in the Articles to indemnify as permitted by law is more certain because it is more difficult to amend the Articles than the Bylaws.

     As part of the proposed amendment to the Articles, we also propose to limit certain liabilities of Directors to the fullest extent permitted by Colorado law. The amendment will eliminate the personal liability to Directors for monetary damages for breach of fiduciary duty as a director as permitted by Colorado law. This limitation of liability must be included in the Articles in order to be effective under Colorado law. The amendment does not limit the liability of Directors for breach of duty of loyalty, for intentional misconduct, or for improper personal benefit.

     The adoption of Proposal 3 will probably reduce the ability of shareholders and others to impose financial liability upon the Directors and others who are indemnified by the Company.

     The Board recommends that the shareholders amend the Company's Articles of Incorporation to add the following sections:

                        LIMITATION ON DIRECTOR LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further liability of a director, then in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Limitation on Director
Liability shall not adversely affect any right or protection of a director of the Corporation under this Limitation on Director Liability, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Limitation on Director Liability, prior to such repeal or modification.

                                 INDEMNIFICATION

     The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expenses incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  YOU  VOTE  FOR  PROPOSAL  3.


APPROVAL  OF  DIRECTORS

     The Board of Directors has approved the contents of this Proxy Statement and its mailing to the shareholders.


Inform  Worldwide  Holdings,  Inc.



-----------------------------------------
J.D.  Kish,  Secretary

                                Shareholders Name: _____________________________
                                SSN or Tax ID #: _______________________________
                                Number of Shares of owned: _____________________

                                   PROXY CARD
                        Inform Worldwide  Holdings,  Inc.
                        10333 E Dry Creek Road, Suite 270
                            Englewood, Colorado 80112

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INFORM WORLDWIDE HOLDINGS, INC.

The undersigned hereby appoints Larry G. Arnold, with power of substitution, as proxy to represent the undersigned at the Annual Meeting of Stockholders of Inform Worldwide Holdings, Inc., to be held on Tuesday, November 13th, 2001, at 10:00 a.m. Mountain Time, at the Company's offices located at 10333 E. Dry Creek Road, Suite 270 Englewood, Colorado 80112, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

1.   To  elect  directors,  the  following  nominees:
        Larry  G.  Arnold,  Donald  Plekenpol,  J.D.  Kish

     ( )    FOR  all  of  the  foregoing  nominees
     ( )    WITHHOLD AUTHORITY to vote for all of the foregoing nominees

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

2. To amend the Articles of Incorporation to increase the authorized number of shares of Class A Common Stock to 250 million.

     ( )  Vote  FOR          ( )   Vote  AGAINST          ( )   ABSTAIN

3. To amend the Articles of Incorporation regarding liabilities of Directors and indemnification of Directors and others.

     ( )  Vote  FOR          ( )   Vote  AGAINST          ( )   ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED FOR DIRECTORS, FOR THE INCREASE IN THE AUTHORIZED NUMBER OF CLASS A COMMON STOCK, AND FOR THE AMENDMENT TO THE ARTICLES REGARDING LIABILITY OF DIRECTORS AND INDEMNIFICATION OF DIRECTORS AND OTHERS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN. Please return this page back to the Company by November 12, 2001.

Dated: __________________________          Dated: __________________________

_________________________________          _________________________________
Signature  of  Stockholder(s)              Signature  of  Stockholder(s)